EXHIBIT 23.2

                 "CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS"
As independent Chartered Accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Travlang, Inc. (the "Company") of our report dated May 27, 2002 included in the Company's Report on Form 8-K.
                                                         /s/ SF Partnership, LLP
                                                         "SF Partnership, LLP"
                                                          Chartered Accountants

Toronto, CANADA
June 10, 2002